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                                 WESTCORE FUNDS


                         EQUITY & BOND FUNDS PROSPECTUS

               [Black and white photograph of mountain and trees]

                                 October 1, 1999
                           (as revised May 16, 2000)


              WESTCORE EQUITY FUNDS


          Westcore MIDCO Growth Fund
     Westcore Growth and Income Fund
Westcore International Frontier Fund
      Westcore Small-Cap Growth Fund
                Westcore Select Fund
             Westcore Blue Chip Fund
   Westcore Mid-Cap Opportunity Fund
 Westcore Small-Cap Opportunity Fund




                WESTCORE BOND FUNDS


        Westcore Long-Term Bond Fund
Westcore Intermediate-Term Bond Fund
   Westcore Colorado Tax-Exempt Fund



                   The Securities and Exchange Commission
                   -------------------------------------------------------------
                   Westcore Funds are managed by Denver Investment Advisors LLC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
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Table of Contents

                                                                                   PAGES

RISK/RETURN SUMMARY...................................................................1
         Westcore Equity Funds........................................................1
         Westcore Bond Funds..........................................................7
         Bar Charts and Performance Tables...........................................10
         Fees and Expenses of the Funds..............................................18
TYPES OF INVESTMENT RISK.............................................................22
HOW TO INVEST AND OBTAIN INFORMATION.................................................35
         How to Contact Westcore Funds...............................................35
         Purchasing Shares...........................................................36
         Exchanging Shares...........................................................39
         Redeeming Shares............................................................40
         Additional Information on Telephone and Online Service......................42
GENERAL ACCOUNT POLICIES.............................................................44
DISTRIBUTIONS AND TAXES..............................................................48
MANAGEMENT OF THE FUNDS..............................................................51
APPENDIX............................................................................A-1
         Prior Performance of Investment Adviser for Growth and Income Fund.........A-1
         Bond Rating Categories.....................................................B-1

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Risk/Return Summary

WESTCORE EQUITY FUNDS

         THE WESTCORE EQUITY FUNDS are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE EQUITY FUNDS?

WESTCORE GROWTH FUNDS:

     o WESTCORE MIDCO GROWTH FUND - long-term capital appreciation by investing primarily in medium-sized growth companies.

     o WESTCORE GROWTH AND INCOME FUND - long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

     o WESTCORE INTERNATIONAL FRONTIER FUND - long-term growth of capital primarily through investments in international, small-cap growth companies.

     o WESTCORE SMALL-CAP GROWTH FUND - long-term growth of capital primarily through investments in small companies with growth potential.

     o WESTCORE SELECT FUND - long-term growth of capital primarily through investments in companies of any size selected for their growth potential.

WESTCORE VALUE FUNDS:

     o WESTCORE BLUE CHIP FUND - long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

     o WESTCORE MID-CAP OPPORTUNITY FUND - long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

     o WESTCORE SMALL-CAP OPPORTUNITY FUND - long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

Upon notice to shareholders, each fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

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Risk/Return Summary

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE EQUITY FUNDS?

         WESTCORE GROWTH FUNDS: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

         The portfolio managers of the Growth Funds perform intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the portfolio managers study a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting their operations and/or interviewing management. Generally, a company is considered for a Fund if the portfolio managers believe the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive.

         WESTCORE MIDCO GROWTH FUND invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management. These companies may also have better opportunities for growth by increasing their shares of the markets they serve.

         Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies whose market capitalizations, at the time of purchase, are between $500 million and $14 billion.

         WESTCORE GROWTH AND INCOME FUND invests primarily in the common stock of large- and medium-sized companies. The Fund may invest up to 25% of its total assets in bonds convertible into common stock, which provide greater income while maintaining similar characteristics of common stocks. This Fund is designed to outperform the total return of the S&P 500 Index while seeking comparable dividend levels and risk.

         WESTCORE INTERNATIONAL FRONTIER FUND invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase that appear to have above average revenue and earnings growth potential. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in at least five different developed countries. However, at times the Fund may invest in fewer than five developed

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Risk/Return Summary

countries or even a single developed country. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for long-term growth.

         The Fund considers foreign companies to include those domiciled outside the United States, deriving at least half of their revenue form sales or production outside the United States, or with the principal trading market of their securities outside the United States. The Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the Untied Kingdom. Emerging market countries are considered to be those countries not listed as developed countries above.

The Fund may enter into foreign currency exchange transactions from time to time to hedge the risks of fluctuations in foreign currencies.

         WESTCORE SMALL-CAP GROWTH FUND invests primarily in the common stock of small companies which appear to have above average revenue and earnings growth potential. This includes, but is not limited to, Initial Public Offerings ("IPO"), a corporation's first offering of stock to the public. Small companies may benefit from factors such as new products and services and more entrepreneurial management. Small company stocks may have higher return/risk potential than larger company stocks.

         Under normal market conditions at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $2.5 billion or less at the time of purchase.

         WESTCORE SELECT FUND invests in the common stock of companies of any size, with an emphasis on larger companies. The portfolio manager looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Fund normally invests in a core group of 20 to 35 common stocks. If the portfolio manager is unable to find investments with above average revenue and earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.


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Risk/Return Summary

         WESTCORE VALUE FUNDS: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.

         The portfolio managers research historical data using computer power and mathematical techniques to identify characteristics of companies whose stock prices increased more than the general market in the past. They have developed and continue to enhance proprietary computer models from this data to identify companies with the potential for price appreciation. The process uncovers companies that appear to be undervalued based on factors such as low price-to-earnings, low price-to-cash flow and low price-to-book value ratios. In addition, the model incorporates factors such as earnings and price momentum, which assist in the timing of purchase and sell decisions. Companies that meet this criteria are then researched by the Funds' portfolio managers for signs of solid or improving businesses, such as new products or services, innovative management and improving growth prospects. A Value Fund may sell a stock when the model indicates it is no longer undervalued or its fundamental business changes. The following describes our three Value Funds, which execute this strategy for the large-, medium- and small- company universes.

         WESTCORE BLUE CHIP FUND invests in approximately 50 large, well-established companies whose stocks appear to be undervalued. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund.

         WESTCORE MID-CAP OPPORTUNITY FUND invests primarily in medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management. These companies may also have better opportunities for growth by increasing their shares of the markets they serve.

         Under normal market conditions, at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $500 million to $14 billion at the time of purchase.

         WESTCORE SMALL-CAP OPPORTUNITY FUND invests primarily in small companies with unrecognized potential whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management. Small company stocks may have higher return/risk potential than larger company stocks.

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Risk/Return Summary

         Under normal market conditions, at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $2.5 billion or less at the time of purchase.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE EQUITY FUNDS?

         As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (market risk). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (management risk). Therefore, you could lose money by investing in the Equity Funds.

         WESTCORE INTERNATIONAL FRONTIER FUND'S exposure to foreign markets can regularly effect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (foreign risk). Emerging market securities are particularly subject to foreign risks. Therefore the value of this Fund may be more volatile than equity funds investing only in domestic companies.

         The Fund may use a variety of currency hedging techniques to manage exchange rate risk. The manager believes the use of these techniques will benefit the Fund, however the Fund's performance could be worse if the manager's judgement proves incorrect.

         WESTCORE INTERNATIONAL FRONTIER, WESTCORE SMALL-CAP GROWTH and WESTCORE SMALL-CAP OPPORTUNITY FUNDS are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (small company risk). Therefore the value of these Funds may be more volatile.

         WESTCORE SELECT FUND may from time to time invest in fewer companies and/or industries than other Westcore portfolios. These companies and/or industries may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Fund held a greater number of issues (concentration risk). Therefore the value of this Fund may be more volatile than funds which hold a greater number of issuers.

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Risk/Return Summary

         The Westcore Equity Funds, but predominantly WESTCORE GROWTH AND INCOME, WESTCORE INTERNATIONAL FRONTIER, WESTCORE SMALL-CAP GROWTH, WESTCORE SELECT and WESTCORE MID-CAP OPPORTUNITY FUNDS currently participate in the initial public offering (IPO) market. A significant portion of the Funds' returns may be attributable to its investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on its total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and liquidity risk. The price of IPO shares can be highly unstable, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO risk). The purchase of IPO shares may involve higher transaction costs.

         An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Risk/Return Summary

WESTCORE BOND FUNDS

         THE WESTCORE BOND FUNDS are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE BOND FUNDS?

         o WESTCORE LONG-TERM BOND FUND - long-term total rate of return by investing primarily in investment-grade bonds.

         o WESTCORE INTERMEDIATE-TERM BOND FUND - current income with less volatility of principal than funds with longer maturities by investing primarily in investment-grade bonds.

         o WESTCORE COLORADO TAX-EXEMPT FUND - income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

         Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE BOND FUNDS?

         WESTCORE INTERMEDIATE-TERM BOND FUND and WESTCORE LONG-TERM BOND FUND invest primarily in investment-grade bonds -- those rated in the top four rating categories by nationally recognized rating agencies such as Moody's or Standard and Poor's. The dollar-weighted average quality is expected to be "A" or better. An "A" rating typically is the third highest of four investment-grade categories, and includes upper medium-grade bonds with strong capacity to pay interest or repay principal. Westcore Intermediate-Term Bond Fund maintains an average dollar-weighted maturity of between 3 and 6 years and Westcore Long-Term Bond Fund at least 10 years.

         The Funds emphasize corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the portfolio manager and analysts' research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Funds invest

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Risk/Return Summary

in other securities, including REITs and mortgage-backed and asset-backed bonds, which may also offer higher interest yield than government bonds. The attractiveness of REITs and corporate, mortgage- and asset-backed bonds relative to government bonds is monitored to determine the target weightings for each sector. The combination of valuation and a disciplined credit research process is the basis for buy/sell decisions.

         WESTCORE COLORADO TAX-EXEMPT FUND invests at least 80% of its assets in bonds issued by or on behalf of the state of Colorado ("Colorado Obligations"), other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions ("Tax-Exempt Obligations"). The Fund normally will invest at least 65% of its total assets in Colorado Obligations. The Fund maintains an average dollar-weighted maturity of between 7 and 10 years.

         The investment adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the portfolio manager determines they are comparable in quality to instruments that meet the Fund's rating requirements.

         The portfolio manager's strategy emphasizes quality. To fully understand the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the portfolio manager and a team of analysts researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The portfolio manager enhances the quality of the Fund by investing at least 75% of the assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer.


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Risk/Return Summary

ALL WESTCORE BOND FUNDS

         If the rating on an obligation held by a Fund is reduced below the Fund's rating requirements, the investment adviser will sell the obligation when it is in the Fund's best interest to do so.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE BOND FUNDS?

         Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore you could lose money by investing in the Bond Funds.

         A principal risk of investing in bond funds is that the value of these securities will fall if interest rates rise (interest rate risk). Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's net asset value (NAV) will likewise decrease. Another principal risk associated with bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

         A general decline in interest rates may result in prepayments of certain obligations the Funds will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund's share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

         WESTCORE COLORADO TAX-EXEMPT FUND is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado. Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. Also, the Fund's performance may be dependent upon fewer securities than is the case with a less concentrated portfolio, such as a national tax-exempt fund. The Westcore Colorado Tax-Exempt Fund is not diversified.

         An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Risk/Return Summary

BAR CHARTS AND
PERFORMANCE TABLES

The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for one, five and ten years compare to those of a widely recognized, unmanaged index of common stock or bond prices, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds' past performance does not necessarily indicate how they will perform in the future. No performance is shown for Westcore International Frontier, Small-Cap Growth, Select and Mid-Cap Opportunity Funds, since they have been in operation for less than one full calendar year.

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Risk/Return Summary

                           WESTCORE MIDCO GROWTH FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)


                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was 11.84%.

BEST QUARTER:     Q1 '91            28.82%
WORST QUARTER:    Q3 '98           -18.75%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998


                                                                                      SINCE INCEPTION
                                           1 YEAR        5 YEARS      10 YEARS        (AUGUST 1, 1986)

Westcore MIDCO Growth Fund                 10.40%        13.35%        18.08%              15.27%

Russell Midcap Growth Index                17.87%        17.33%        17.30%              15.04%


The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

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Risk/Return Summary

                         WESTCORE GROWTH AND INCOME FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)

                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was 11.99%.

BEST QUARTER:     Q4 '98            19.59%
WORST QUARTER:    Q3 '98           -16.81%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                                                      SINCE INCEPTION
                                           1 YEAR        5 YEARS      10 YEARS         (JUNE 1, 1988)

Westcore Growth and Income Fund             6.63%        13.40%        13.44%              12.77%

S&P 500 Index                              28.58%        24.05%        19.20%              18.94%


The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


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Risk/Return Summary

                             WESTCORE BLUE CHIP FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)

                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was 6.80%.

BEST QUARTER:     Q4 '98            20.31%
WORST QUARTER:    Q3 '90           -15.63%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998


                                                                                       SINCE INCEPTION
                                           1 YEAR        5 YEARS      10 YEARS         (JUNE 1, 1988)

Westcore Blue Chip Fund                    17.88%        20.69%        16.94%              15.72%

S&P 500 Index                              28.58%        24.05%        19.20%              18.94%


The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


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                       WESTCORE SMALL-CAP OPPORTUNITY FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)

                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was -3.70%.

BEST QUARTER:     Q3 '97            15.95%
WORST QUARTER:    Q3 '98           -20.56%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998


                                                                         SINCE INCEPTION
                                           1 YEAR       5 YEARS        (DECEMBER 28, 1993)
Westcore Small-Cap Opportunity Fund        -5.73%        13.91%              14.43%

Russell 2000 Index                         -2.57%        11.87%              11.87%


The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as an index that accurately reflects the universe of small capitalization stocks. The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.


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Risk/Return Summary

                          WESTCORE LONG-TERM BOND FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)

                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was -5.72%.

BEST QUARTER:     Q2 '89            9.62%
WORST QUARTER:    Q1 '96           -5.04%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998


                                                                                       SINCE INCEPTION
                                           1 YEAR        5 YEARS      10 YEARS         (JUNE 1, 1988)
Westcore Long-Term Bond Fund               10.21%         8.27%        10.56%              10.57%

Lehman Brothers Long-Term                  11.76%         9.12%        11.30%              11.47%
Government/Corporate Bond Index


The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Index includes bonds with maturities of ten years or longer. The Lehman Brothers Long-Term Government/Corporate Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.


30-DAY YIELD AS OF MAY 31, 1999:            5.87%

CURRENT YIELD INFORMATION: For current yield information please call
                           1-800-392-CORE (2673).

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



Risk/Return Summary

                      WESTCORE INTERMEDIATE-TERM BOND FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)

                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was -0.35%.

BEST QUARTER:     Q2 '89            6.12%
WORST QUARTER:    Q1 '94           -2.62%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998


                                                                                       SINCE INCEPTION
                                           1 YEAR        5 YEARS      10 YEARS          (JUNE 1, 1988)
Westcore Intermediate-Term Bond Fund        6.47%         5.86%         7.83%               7.76%

Lehman Brothers Intermediate-Term           8.42%         6.59%         8.51%               8.42%
Government/Corporate Bond Index


The Lehman Brothers Intermediate-Term Government/Corporate Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Lehman Brothers Intermediate Government/Corporate Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.


30-DAY YIELD AS OF MAY 31, 1999:            5.81%

CURRENT YIELD INFORMATION: For current yield information please call
                           1-800-392-CORE (2673).


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



Risk/Return Summary

                        WESTCORE COLORADO TAX-EXEMPT FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)

                                    [GRAPH]

YEAR-TO-DATE RETURN for the period ended June 30, 1999 was -1.84%.

BEST QUARTER:     Q1 '95            5.18%
WORST QUARTER:    Q1 '94           -3.64%


 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998


                                                                         SINCE INCEPTION
                                           1 YEAR        5 YEARS         (JUNE 1, 1991)
Westcore Colorado Tax-Exempt Fund           5.59%         5.27%               6.67%

Lehman Brothers 10-Year Tax-Exempt          6.76%         6.35%               7.98%
Bond Index


The Lehman Brothers 10-Year Tax-Exempt Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Lehman Brothers 10-Year Tax-Exempt Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.


                                                              30-Day Tax-
                                         30-Day Yield as   Equivalent Yield
                                         of May 31, 1999   as of May 31, 1999*
                                         ---------------   ------------------
30-DAY YIELDS AS OF MAY 31, 1999:             3.83%              5.58%

CURRENT YIELD INFORMATION: For current yield information please call
                           1-800-392-CORE (2673).

* Tax-Equivalent Yield is based upon the combined state and federal tax rate assumptions of 31.42% (assuming a 28% federal tax rate and a 4.75% Colorado tax rate).


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



Risk/Return Summary

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                               EQUITY GROWTH FUNDS

                                                                           Westcore
                             Westcore MIDCO    Westcore Growth and      International      Westcore Small-Cap      Westcore Select
                              Growth Fund          Income Fund          Frontier Fund         Growth Fund               Fund
                             --------------    -------------------      -------------      ------------------      ---------------
Shareholders Fees (fees          None                 None                  None                  None                  None
paid directly from your
investment)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees(1)               0.65%                0.65%                 1.20%                 1.00%                 0.65%

Distribution (12b-1) Fees        None                 None                  None                  None                  None

Other Expenses(1)                0.54%                1.10%                 2.70%                 1.05%                 0.93%

Total Annual Fund                1.19%                1.75%                 3.90%                 2.05%                 1.58%
Operating Expenses

Fee Waiver and Expense          (0.04)%              (0.60)%               (2.40)%               (0.75)%               (0.43)%
Reimbursement(1)

Net Annual Fund                  1.15%                1.15%                 1.50%                 1.30%                 1.15%
Operating Expenses(1)


(1)The Funds' Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the MIDCO Growth, Growth and Income, International Frontier, Small-Cap Growth, Select, Blue Chip, Mid-Cap Opportunity, Small-Cap Opportunity, Long-Term Bond, Intermediate-Term Bond and Colorado Tax-Exempt Funds until at least May 31, 2000, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.15%, 1.50%, 1.30%, 1.15%, 1.15%, 1.25%, 1.30%,
0.95%, 0.85% and 0.65% for each Fund, respectively, for the current fiscal year. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.


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



                  EQUITY VALUE FUNDS                                                      BOND FUNDS
-------------------------------------------------------------    -------------------------------------------------------------
                                                                                          Westcore
Westcore Blue          Westcore Mid-Cap    Westcore Small-Cap    Westcore Long-Term    Intermediate-Term     Westcore Colorado
  Chip Fund            Opportunity Fund     Opportunity Fund         Bond Fund            Bond Fund           Tax-Exempt Fund
-------------          ----------------    ------------------    ------------------    -----------------     -----------------
    None                   None                 None                  None                  None                  None

    0.65%                  0.75%                1.00%                 0.45%                 0.45%                 0.50%

    None                   None                 None                  None                  None                  None

    0.60%                  4.58%                0.63%                 0.77%                 0.56%                 0.59%

    1.25%                  5.33%                1.63%                 1.22%                 1.01%                 1.09%

   (0.10)%                (4.08)%              (0.33)%               (0.27)%               (0.16)%               (0.44)%

    1.15%                  1.25%                1.30%                 0.95%                 0.85%                 0.65%

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



Risk/Return Summary

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Net Annual Operating Expenses for one year and Gross Annual Operating Expenses for additional years set forth in the table on pages 18 and 19 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              EQUITY GROWTH FUNDS
                     ------------------------------------------------------------------------------------------------------
                                                                  Westcore
                     Westcore MIDCO    Westcore Growth and      International      Westcore Small-Cap       Westcore Select
                      Growth Fund          Income Fund          Frontier Fund         Growth Fund                Fund
                     --------------    -------------------      -------------      ------------------       ---------------
One Years               $  117               $  117                $  153                $  132                $  117

Three Years                378                  551                 1,189                   642                   499

Five Years                 654                  948                 2,003                 1,103                   860

Ten Years                1,442                2,060                 4,117                 2,376                 1,876


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



Risk/Return Summary


                  EQUITY VALUE FUNDS                                                 BOND FUNDS
--------------------------------------------------------    -------------------------------------------------------------
                                                                                       Westcore
Westcore Blue     Westcore Mid-Cap    Westcore Small-Cap    Westcore Long-Term    Intermediate-Term     Westcore Colorado
  Chip Fund       Opportunity Fund     Opportunity Fund         Bond Fund             Bond Fund          Tax-Exempt Fund
-------------     ----------------    ------------------    ------------------    -----------------     -----------------
 $   117            $    127            $     132               $    97               $    87               $    66

     396               1,591                  514                   387                   321                   347

     686               2,644                  886                   670                   558                   601

   1,510               5,245                1,930                 1,476                 1,235                 1,327

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


TYPES OF INVESTMENT RISK

         The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

CREDIT RISK - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

         The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

         Ratings published by rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

INTEREST RATE RISK - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

         Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

         Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Zero coupon securities, including stripped

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


Types of Investment Risk

securities in which the Bond Funds (other than the Colorado Tax-Exempt Fund) may invest are subject to greater interest-rate risk than many of the more typical fixed-income securities.

         A bond fund's average dollar-weighted maturity is a measure of how the fund will react to interest-rate changes. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a fund, with each maturity "weighted" according to the percentage of net assets it represents.

LIQUIDITY RISK - ALL FUNDS

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund (other than the Colorado Tax-Exempt Fund) may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investment in public equity" or "pipes"). The pipes may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the pipes within a specified period of time, but there is no assurance that the pipes will be publicly registered.

There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.


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



Types of Investment Risk

MANAGEMENT RISK - ALL FUNDS
         A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

MARKET RISK - ALL FUNDS

         The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

         Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

OTHER TYPES OF INVESTMENTS - ALL FUNDS

         This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

PORTFOLIO TURNOVER RISKS - ALL EQUITY FUNDS, BUT PREDOMINANTLY MIDCO GROWTH FUND AND SELECT FUND

         The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

                  The Westcore MIDCO Growth Fund had a portfolio turnover rate over 100% in the year ended May 31, 1999. The Adviser anticipates that the Westcore Select Fund will have a high portfolio turnover during the current fiscal year.

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



Types of Investment Risk

TEMPORARY DEFENSIVE POSITIONS - ALL FUNDS

         Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions.

ADDITIONAL RISKS THAT APPLY TO PARTICULAR INVESTMENTS

ASSET-BACKED SECURITIES - BOND FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

         These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase, and the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding, asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments, and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Funds' experiencing difficulty in valuing or liquidating such securities.

CASH POSITION -WESTCORE SELECT FUND ONLY

         When the Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks.

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



Types of Investment Risk

Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

CONVERTIBLE SECURITIES - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

         These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

         The value of a convertible security is influenced by both interest rates and the value of the underlying common stock. Investments in convertible securities, including in particular those with lower ratings, involve the risk that the securities, when converted, may be worth less than the specified price.

DERIVATIVE RISK - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER FUND

         The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

         Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves


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



Types of Investment Risk

correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

         To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

EXTENSION RISKS - BOND FUNDS

         This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS - ALL EQUITY FUNDS, BUT PREDOMINANTLY INTERNATIONAL FRONTIER FUND

         These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

         Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in

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



Types of Investment Risk

the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

FOREIGN SECURITIES RISKS - ALL EQUITY FUNDS, BUT PREDOMINANTLY INTERNATIONAL FRONTIER FUND

         When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular,


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



Types of Investment Risk

may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

         Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

         Each of the Funds may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

         Investments in foreign securities may be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the domestic Equity Funds' assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.

INITIAL PUBLIC OFFERINGS - EQUITY FUNDS

         Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares.

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



Types of Investment Risk

The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

         The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MORTGAGE-RELATED SECURITIES - INTERMEDIATE-TERM AND LONG-TERM BOND FUNDS

         The Westcore Intermediate-Term and Long-Term Bond Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by the Fund's need to reinvest prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private companies, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special-purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit


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Types of Investment Risk

enhancement. Mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Further, an issuer of an obligation may exercise its right to pay principal on the obligation later than expected. This is more likely to happen when interest rates rise. These events may lengthen the duration and reduce the value of these obligations. In addition, like other debt securities, the values of mortgage-related securities, including government-related mortgage pools, generally will fluctuate in response to market interest rates.

OTHER INVESTMENT COMPANIES - ALL FUNDS

         The Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 (1940 Act), in other investment companies that invest in high quality, short-term debt securities or in a manner consistent with the Fund's investment objective. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

PREPAYMENT RISK - BOND FUNDS

         This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

REITS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

         The Funds may invest in securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

         REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.


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



Types of Investment Risk

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS - ALL FUNDS

         In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Repurchase agreements involve the risk that the seller will fail to repurchase the securities, as agreed. In that event, the Fund will bear the risk of possible loss because of adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

         Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty.

SECURITIES LENDING - ALL FUNDS, OTHER THAN INTERNATIONAL FRONTIER FUND, SMALL-CAP GROWTH FUND, SELECT FUND AND COLORADO TAX-EXEMPT FUND

         These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

SMALL-CAP STOCK RISK - INTERNATIONAL FRONTIER FUND, SMALL-CAP GROWTH FUND AND SMALL-CAP OPPORTUNITY FUND

         Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.


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Types of Investment Risk

TAX-EXEMPT OBLIGATIONS - COLORADO TAX-EXEMPT FUND

         Tax-exempt obligations in which the Westcore Colorado Tax-Exempt Fund invests include: (i) "general obligation" securities that are secured by the issuer's full faith, credit and taxing power; (ii) revenue securities that are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) "moral obligation" securities that are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) that are usually revenue securities issued by or for public authorities to finance a privately operated facility.

         In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the bases for them.

         The Fund concentrates its investments in Colorado obligations. If Colorado or any of its political subdivisions were to suffer serious financial difficulties that might jeopardize the ability to pay its obligations, the value of the Fund could be adversely affected.

TAX RISK - COLORADO TAX-EXEMPT FUND

         This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

U.S. GOVERNMENT OBLIGATIONS - ALL FUNDS

         The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from


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



Types of Investment Risk

the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

YEAR 2000 RISKS - ALL FUNDS

         Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology issues associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K issue, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

WESTCORE FUNDS SPECTRUM

         The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.


FUNDS                                        CONSERVATIVE          MODERATE         AGGRESSIVE
-----                                        ------------          --------         ----------
Westcore MIDCO Growth Fund

Westcore Growth and Income Fund

Westcore International Frontier Fund

Westcore Small-Cap Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Opportunity Fund

Westcore Small-Cap Opportunity Fun

Westcore Long-Term Bond Fund

Westcore Intermediate-Term Bond Fund

Westcore Colorado Tax-Exempt Fund


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HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS

                 ONLINE                         www.westcore.com:
           [COMPUTER GRAPHIC]
                                                WESTCORE TRANS@CTION CENTER
                                                24 hours a day, seven days a week
                                                o    Access account information
                                                o    Place automatic transactions

              BY TELEPHONE                      1-800-392-CORE (2673):
          [TELEPHONE GRAPHIC]
                                                WESTCORE INVESTOR SERVICES
                                                Weekdays: 7 a.m. to 6 p.m. mountain time
                                                -----------------------------------
                                                WESTCORE AUTOMATED SERVICE LINE
                                                24 hours a day, seven days a week
                                                o    Access account information
                                                o    Place automatic transactions
                                                o    Order duplicate statements, tax forms or additional
                                                     checkbooks for the BlackRock Money Market Portfolio

            BY REGULAR MAIL                     Westcore Funds
            [LETTER GRAPHIC]                    P.O. Box 8319
                                                Boston, MA 02266-8319

BY EXPRESS, CERTIFIED OR REGISTERED MAIL        Westcore Funds
            [PLANE GRAPHIC]                     C/O BFDS
                                                66 Brooks Drive
                                                Braintree, MA 02184

               IN PERSON                        Westcore Funds
            [PERSON GRAPHIC]                    370 17th Street, Suite 3100
                                                Denver, CO 80202


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



How to Invest and Obtain Information

HOW TO PURCHASE, EXCHANGE AND REDEEM

This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

PURCHASING SHARES

You may purchase additional shares through any of the options below or in person at the location listed on page 35. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by this prospectus by any of these methods.

             BY MAIL                         OPENING A NEW ACCOUNT
         [LETTER GRAPHIC]                    Read this prospectus.

                                             Send a completed application with your check and
                                             mail to appropriate address.

                                             ADDING TO YOUR EXISTING ACCOUNT
                                             Complete the tear-off investment slip from your
                                             last statement and mail with your check to the
                                             appropriate address.

                                             Or, send your check and a written request
                                             following instructions on page 44 and mail to the
                                             appropriate address.

          BY TELEPHONE*                      If you are an existing shareholder, you may purchase
       [TELEPHONE GRAPHIC]                   additional shares by telephone.

                                             Call 1-800-392-CORE (2673) to speak with an
                                             Investor Service Representative from 7 a.m. to 6
                                             p.m. mountain time or use the 24-hour Westcore
                                             Automated Service Line.


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How to Invest and Obtain Information


                 BY ONLINE ACCESS*                    If you are an existing shareholder, you may purchase
                 [COMPUTER GRAPHIC]                   additional shares online.

                                                      Access the 24-hour Westcore Trans@ction Center
                                                      located at www.westcore.com.

                    BY AUTOMATIC                      Complete the Automatic Investment Plan Section
                  INVESTMENT PLAN                     on your application to have money automatically
                 [CALENDAR GRAPHIC]                   withdrawn from your bank account monthly, quarterly
                                                      or annually.

                                                      The minimum automatic investment must be the
                                                      equivalent of at least $50 per month.

                                                      To add this option to your account, please call
                                                      1-800-392-CORE (2673) or access www.westcore.com
                                                      for the appropriate form.

                      BY WIRE                         You may purchase Westcore shares by wire transfer
                   [WIRE GRAPHIC]                     from your bank account to your Westcore account.
                                                      There is a $1,000 minimum for purchases by wire.

                                                      To place a purchase by wire, please call
                                                      1-800-392-CORE (2673) to speak with an Investor
                                                      Service Representative from 7 a.m. to 6 p.m.
                                                      mountain time.

                                                      WIRE TO:
                                                      State Street Bank
                                                      ABA #011000028
                                                      DDA #99046344
                                                      ATTN: Custody and Shareholder Services
                                                      Fund Name
                                                      Your Account Number


* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 42.


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



How to Invest and Obtain Information

IMPORTANT NOTES ON PURCHASING SHARES:

o When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received and accepted.
o Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.
o Cash, credit card, third-party checks or checks drawn on foreign banks will not be accepted for purchases.
o If you are purchasing shares in a retirement account, please indicate whether the purchase is a rollover or a current or prior-year contribution.
o After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
o If a check does not clear your bank, Westcore reserves the right to cancel the purchase.
o If Westcore is unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.
o        Westcore reserves the right to reject any order.
o If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to Westcore.

INVESTMENT MINIMUMS

                                                  Amount
                                                  ------
TO OPEN A NEW REGULAR ACCOUNT                     $1,000
TO OPEN A NEW RETIREMENT OR UGMA/UTMA ACCOUNT     $  250
TO OPEN AN AUTOMATIC INVESTMENT PLAN ACCOUNT*     $    0
TO ADD TO ANY TYPE OF ACCOUNT                     $   50


*The minimum automatic investment must be the equivalent of at least $50 per month.


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How to Invest and Obtain Information

EXCHANGING SHARES

You may exchange your Westcore shares for shares of other Westcore Funds offered in this prospectus or the BlackRock Money Market Portfolio* through any of the options below. You may also place an exchange in person at the location listed on page 35. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

* BlackRock Money Market Portfolio is a no-load money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.


            BY MAIL                         Send a written request following instructions on
         [MAIL GRAPHIC]                     page 44 and mail to the appropriate address.

         BY TELEPHONE*                      Call 1-800-392-CORE (2673) to speak with an
      [TELEPHONE GRAPHIC]                   Investor Service Representative from 7 a.m. to
                                            6 p.m. mountain time or use the 24-hour Westcore
                                            Automated Service Line.

       BY ONLINE ACCESS*                    Access the 24-hour Westcore Trans@ction Center
       [COMPUTER GRAPHIC]                   located at www.westcore.com.

         AUTOMATICALLY                      Call 1-800-392-CORE (2673) to receive instructions
      [CALENDAR GRAPHIC]                    for automatically exchanging shares between funds
                                            on a monthly, quarterly or annual basis.

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 42.


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



How to Invest and Obtain Information

IMPORTANT NOTES ON EXCHANGING SHARES:

o Exchanges must meet the minimum investment requirements described on page 38.
o Exchanges between accounts will be accepted only if registrations are identical.
o If the shares you are exchanging are held in certificate form, the certificate must be returned with or before your exchange request.
o Please be sure to read the prospectus for the Fund into which you are exchanging.
o An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

REDEEMING SHARES

You may redeem your Westcore shares by any of the options below or in person at the location listed on page 35.

             BY MAIL                         Send a written request following instructions
         [LETTER GRAPHIC]                    on page 44 and mail to the appropriate address.

          BY TELEPHONE*                      If you are an existing shareholder, you may
       [TELEPHONE GRAPHIC]                   redeem your shares by telephone.

                                             Call 1-800-392-CORE (2673) to speak with an
                                             Investor Service Representative from 7 a.m. to
                                             6 p.m. mountain time or use the 24-hour
                                             Westcore Automated Service Line.


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How to Invest and Obtain Information

                 BY ONLINE ACCESS*                    If you are an existing shareholder, you
                 [COMPUTER GRAPHIC]                   may redeem your shares online. Access
                                                      the 24-hour Westcore Trans@ction Center
                                                      located at www.westcore.com.

           BY SYSTEMATIC WITHDRAWAL PLAN              You may redeem shares automatically (in
                 [CALENDAR GRAPHIC]                   any multiple of $50) monthly, quarterly
                                                      or annually.

                                                      A systematic withdrawal plan may be
                                                      established if the shares in your Fund
                                                      are worth at least $10,000.

                                                      To add this option to your account,
                                                      please call 1-800-392-CORE (2673) or
                                                      access www.westcore.com for the appropriate
                                                      form.

                      BY WIRE                         You may redeem Westcore shares by wire
                  [WIRE GRAPHIC]                      transfer from your Westcore account to
                                                      your bank account.

                                                      There is a $1,000 minimum and you must have
                                                      established bank instructions to place wire
                                                      redemptions.

                                                      To arrange a wire redemption, please call
                                                      1-800-392-CORE (2673) to speak with an
                                                      Investor Service Representative from 7 a.m.
                                                      to 6 p.m. mountain time.

                                                      To add bank instructions to your account,
                                                      please call 1-800-392-CORE (2673) or access
                                                      www.westcore.com for the appropriate form.

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 42.


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


How to Invest and Obtain Information

IMPORTANT NOTES ON REDEEMING SHARES:

o You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.
o Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.
o Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.
o If the shares you are redeeming are held in certificate form, you must return the certificate with or before your redemption request.
o If the shares you are redeeming were purchased by check, telephone, computer or through the Automatic Investment Plan, Westcore may delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear.

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

o All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

o Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these service using a personal identification number.

o Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore Account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Instructions" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

o Automatic telephone and online redemptions are not available for IRA, business or fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or fiduciary accounts.


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How to Invest and Obtain Information

o There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).
o It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.
o The Funds or their agents may, in case of emergency, temporarily suspend telephone and online transactions and other shareholder services.

SECURITY ISSUES

         Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Transaction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

         Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and Westcore has a reasonable belief that the transaction is genuine.


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



General Account Policies

GENERAL ACCOUNT POLICIES

         Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

WRITTEN INSTRUCTIONS

         To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319 and must include the following information:

o        The name of the Fund(s).
o        The account number(s).
o        The amount of money or number of shares.
o        The name(s) on the account.
o The signature(s) of all registered account owners (signature guaranteed, if applicable).
o        Your daytime telephone number.

SIGNATURE GUARANTEE

         A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

         The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

         Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.


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



General Account Policies

         To protect your accounts from fraud, the following transactions will require a signature guarantee:

o        Transferring ownership of an account.
o        Redeeming more than $25,000 from your account.
o        Redeeming by check payable to someone other than the account owner(s).
o Redeeming by check mailed to an address other than the address of record.
o Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

         The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

REDEMPTION OF LOW BALANCE ACCOUNTS

         If your account balance falls below the required minimums presented on page 38, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the notice, the shares held in the account will be redeemed and the proceeds will be sent by check to your address of record. We reserve the right to increase the investment minimums.

LIMIT ON ACCOUNT ACTIVITY

         Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

INVOLUNTARY REDEMPTIONS

         We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

ADDRESS CHANGES

         To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.


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



General Account Policies

REGISTRATION CHANGES

         To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

SHARE CERTIFICATES

         The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum requirements.

QUARTERLY CONSOLIDATED STATEMENTS AND SHAREHOLDER REPORTS

         Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

         Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds. Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated.

PRICE OF FUND SHARES

         All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your order must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the


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


General Account Policies

close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

         In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

         Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

         A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with maturities of 60 days or less are valued at amortized cost, which generally equals market value.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

         You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders who invest in Westcore directly.

         A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.


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



Distributions and Taxes

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

         A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

DISTRIBUTION SCHEDULE

                                                        INCOME DIVIDENDS                  CAPITAL GAINS
                                                     ----------------------          ----------------------
Westcore Growth and Income Fund                      Generally declared and          Generally declared and
Westcore Blue Chip Fund                                  paid quarterly                 paid in December
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund

Westcore MIDCO Growth Fund                           Generally declared and          Generally declared and
Westcore International Frontier Fund                     paid annually                  paid in December
Westcore Small-Cap Growth Fund
Westcore Select

Westcore Long-Term Bond Fund                              Declared and               Generally declared and
Westcore Intermediate-Term Bond Fund                      paid monthly                  paid in December
Westcore Colorado Tax-Exempt Fund


         When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by writing or calling 1-800-392-CORE (2673).

TAXES

FEDERAL TAXES

         Each year, the Funds distribute all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your

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Distributions and Taxes

shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

         You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend." It is generally not to your advantage to purchase shares just before a distribution.

         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

         Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and distributions of short- and long-term capital gains.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


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



Distributions and Taxes

         If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. It is expected that the Westcore International Frontier Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Frontier Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. income tax liability or (2) to take such amount as an itemized deduction.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

COLORADO STATE TAXES

         Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax will generally not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short- or long-term capital gain, they will not be exempt from Colorado income tax (except to the limited extent that Colorado may exempt all investment income from state income tax).

         There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


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



Management of the Funds

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

         The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

INVESTMENT ADVISER

         Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was organized in 1994. It is owned by the principal officers and employees of its predecessor firm. As of May 31, 1999, it had approximately $10.5 billion in assets under active management, including $732 million for nine investment company portfolios.

         Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

MANAGEMENT EXPENSES

         For the fiscal year ended May 31, 1999, each Fund paid the Adviser an advisory fee. The fees are set forth below and are expressed as an annual percentage of a Fund's average daily net assets.

FEE SCHEDULE                                   EFFECTIVE ADVISORY FEES
------------                                   -----------------------
Westcore MIDCO Growth Fund                              0.61%
Westcore Growth and Income Fund                         0.09%
Westcore International Frontier Fund*                   1.20%
Westcore Small-Cap Growth Fund*                         1.00%
Westcore Select Fund*                                   0.65%
Westcore Blue Chip Fund                                 0.56%
Westcore Mid-Cap Opportunity Fund*                      0.75%
Westcore Small-Cap Opportunity Fund                     0.69%
Westcore Long-Term Bond Fund                            0.21%
Westcore Intermediate-Term Bond Fund                    0.31%
Westcore Colorado Tax-Exempt Fund                       0.00%

*The International Frontier Fund, Small-Cap Growth Fund, Select Fund and Mid-Cap Opportunity Fund have operated for less than a full fiscal year. The fees stated represent the maximum advisory fees.

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


Management of the Funds

INVESTMENT PERSONNEL

         TODGER ANDERSON, CFA, President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore MIDCO Growth Fund since its inception (August 1, 1986). Mr. Anderson has been a portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1975. Mr. Anderson works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision.

         MILFORD H. SCHULHOF, II, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Growth and Income Fund since October 1995. Mr. Schulhof has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1985. Mr. Schulhof works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision.

         MICHAEL W. GERDING, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for managing international portfolios and has been primarily responsibility for the day-to-day management of Westcore International Frontier Fund since its inception (December 15, 1999). Prior to joining Denver Investment Advisors in 1999, he was senior-vice president of investments for Founders Asset Management LLC where he served as the lead portfolio manager for Founders Passport Fund since its inception in 1993 and for Founders Worldwide Growth Fund since 1990. He also served as portfolio manager or co-portfolio manager for Founders International Equity Fund from its inception in 1995 until 1997. Mr. Gerding also served as a portfolio manager and research analyst with NCNB Texas from 1985 to 1990.

         JOHN N. KARNS, a Vice President of Denver Investment Advisors, has been primarily responsible for managing the portfolios of small-cap and large-cap institutional clients as well as managing Denver Investment Advisors' IPO investments. Mr. Karns has had primary responsibility for the day-to-day management of Westcore Small-Cap Growth Fund since its inception (October 1,
1999). Prior to joining Denver Investment Advisors in 1998, Mr. Karns worked as a vice president and co-portfolio manager at Salomon Smith Barney for three years and in institutional research for one year.

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



Management of the Funds

         GERALD W. PETERSON, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for analyzing a diverse set of industry sectors for the MIDCO style of investing. Upon becoming responsible for the day-to-day management for Westcore Select Fund at its inception (October 1, 1999), he expanded his focus to include all industry sectors. Prior to joining Denver Investment Advisors in 1982, Mr. Petersen served eight years as assistant vice president and portfolio manager at National Investment Services of America and six years as an investment officer at CNA Financial.

         CHARLOTTE PETERSEN, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Blue Chip Fund since April 12, 2000, having been co-manager since January 18, 2000. Ms. Petersen's 14 years of research and portfolio management experience include working with both value and growth styles. She has also been primarily responsible for managing portfolios of large institutional clients for Denver Investment Advisors since 1993.

         CHRISTIANNA WOOD, CFA, a Vice President and Director of Value Strategies with Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Mid-Cap Opportunity Fund since its inception and Westcore Small-Cap Opportunity Fund since April 12, 2000. Ms. Wood has been a portfolio manager of small- to mid-cap companies for over 17 years, and has been with Denver Investment Advisors since 1996.

         JEROME R. POWERS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Long-Term Bond and Intermediate-Term Bond Funds since October 1, 1997. He has been with the Adviser since 1997 and has been active in the management of fixed-income securities for 18 years.

         THOMAS B. STEVENS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of the Westcore Colorado Tax-Exempt Fund since May 28, 1999. Mr. Stevens has 29 years' experience in the institutional bond market and has been with the Adviser since 1986.


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



Management of the Funds

CO-ADMINISTRATORS

ALPS Mutual Fund Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.


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



FINANCIAL HIGHLIGHTS


         The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. Westcore International Frontier, Small-Cap Growth and Select Funds are not included, since they have not been in operation as of the end of a fiscal year.


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



Financial Highlights

WESTCORE MIDCO GROWTH FUND

FOR THE YEAR ENDED MAY 31,*                 1999           1998           1997           1996            1995
                                         ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                $    20.54     $    20.92     $    22.90     $    17.12     $    16.09
                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)
  Net realized and unrealized                 (0.23)         (0.17)         (0.15)         (0.08)          0.00
    gain/(loss) on investments
                                               2.22           3.03           1.19           6.58           1.56
                                         ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                        1.99           2.86           1.04           6.50           1.56
                                         ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
Dividends from net investment
  income                                       0.00           0.00           0.00           0.00           0.00
Distributions from net realized               (2.50)         (3.24)         (3.02)         (0.72)         (0.53)
  gain on investments
Total distributions                           (2.50)         (3.24)         (3.02)         (0.72)         (0.53)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period           $    20.03     $    20.54     $    20.92     $    22.90     $    17.12
                                         ----------     ----------     ----------     ----------     ----------
Total return                                  11.87%         15.10%          5.27%         38.62%         10.05%
                                         ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                               $  277,924     $  565,293     $  590,008     $  656,490     $  401,760
  Ratio of expenses to average
net assets                                     1.15%          1.13%          1.14%          1.08%          0.94%
  Ratio of expenses to average
net assets without fee waivers                 1.19%          1.13%          1.14%          1.10%          0.96%
  Ratio of net income/(loss) to
    average net assets                        (0.63%)        (0.71%)        (0.70%)        (0.42%)        (0.03%)
  Ratio of net investment
    income/(loss) to average net              (0.68%)        (0.71%)        (0.71%)        (0.44%)        (0.05%)
    assets without fee waivers
  Portfolio turnover rate(1)                 116.46%         75.79%         60.78%         62.83%         50.19%
                                         ----------     ----------     ----------     ----------     ----------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $472,523,632 and $816,019,036, respectively.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.


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Financial Highlights

WESTCORE GROWTH AND INCOME FUND(1)


        FOR THE YEAR ENDED MAY 31,*            1999(3)             1998             1997             1996             1995
                                              --------           --------         --------         --------         --------
              Net asset value
          beginning of the period             $  13.74           $  13.03         $  12.32         $  10.50         $  10.62
                                              --------           --------         --------         --------         --------
     INCOME FROM INVESTMENT OPERATIONS
        Net investment income/(loss)              0.00(4)            0.01             0.07             0.15             0.20
        Net realized and unrealized
           gain/(loss) on investments             0.66               2.54             2.19             2.57             0.15
                                              --------           --------         --------         --------         --------
          Total income/(loss) from
            investment operations                 0.66               2.55             2.26             2.72             0.35
                                              --------           --------         --------         --------         --------
               DISTRIBUTIONS

       Dividends from net investment
                   income                        (0.01)             (0.07)           (0.11)           (0.24)           (0.21)
      Distributions from net realized
             gain on investments                 (2.09)             (1.77)           (1.44)           (0.66)           (0.26)
                                              --------           --------         --------         --------         --------
            Total distributions                  (2.10)             (1.84)           (1.55)           (0.90)           (0.47)
                                              --------           --------         --------         --------         --------
       Net asset value, end of period         $  12.30           $  13.74         $  13.03         $  12.32         $  10.50
                                              --------           --------         --------         --------         --------
                Total return                      6.25%             20.74%           19.71%           27.25%            3.73%
                                              --------           --------         --------         --------         --------

         RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (in
                 thousands)                   $ 12,789           $ 15,160         $ 20,725         $ 25,387         $ 27,029
  Ratio of expenses to average net assets         1.15%              1.15%            1.15%            1.22%            1.17%
  Ratio of expenses to average net assets
            without fee waivers                   1.75%              1.71%            1.56%            1.51%            1.22%
       Ratio of net income/(loss) to
               average net assets                 0.02%              0.40%            0.75%            1.34%            2.09%
          Ratio of net investment
          income/(loss) to average net           (0.58%)            (0.16%)           0.33%            1.05%            2.04%
           assets without fee waivers
        Portfolio turnover rate(2)               72.59%             41.40%           39.80%           88.31%           81.14%
                                              --------           --------         --------         --------         --------

(1) The Westcore Equity Income Fund is the former name of the Westcore Growth and Income Fund. The Fund's name was changed as of January 1, 1996, to reflect a different investment objective and different investment policies. Prior to January 1, 1996, the Fund's investment objective was to seek reasonable income through investments in income-producing securities. As of January 1, 1996, the Fund's investment objective was revised to seek long-term total return through capital appreciation and current income. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $9,324,065 and $11,974,565, respectively.

(3) Per share amounts calculated based on the average shares outstanding during the period.

(4) Less than $.005 per share.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.


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



Financial Highlights

WESTCORE BLUE CHIP FUND


FOR THE YEAR ENDED MAY 31,*             1999             1998             1997             1996             1995
                                      --------         --------         --------         --------         --------
Net asset value
  beginning of the period             $  18.81         $  18.15         $  17.41         $  14.70         $  12.70
                                      --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)            0.04             0.13             0.19             0.25             0.23
  Net realized and unrealized
    gain/(loss) on investments            1.07             4.66             3.65             4.03             2.12
                                      --------         --------         --------         --------         --------
Total income/(loss) from
  investment operations                   1.11             4.79             3.84             4.28             2.35
                                      --------         --------         --------         --------         --------
DISTRIBUTIONS

Dividends from net investment
  income                                 (0.07)           (0.14)           (0.22)           (0.27)           (0.16)
Distributions from net realized
  gain on investments                    (2.62)           (3.99)           (2.88)           (1.30)           (0.19)
                                      --------         --------         --------         --------         --------
Total distributions                      (2.69)           (4.13)           (3.10)           (1.57)           (0.35)
                                      --------         --------         --------         --------         --------
Net asset value, end of period        $  17.23         $  18.81         $  18.15         $  17.41         $  14.70
Total return                              7.42%           29.53%           24.28%           30.48%           19.03%
                                      --------         --------         --------         --------         --------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                            $ 69,354         $ 72,477         $ 66,450         $ 68,286         $ 52,545
  Ratio of expenses to average
net assets                                1.15%            1.15%            1.15%            1.10%            1.01%
  Ratio of expenses to average
net assets without fee waivers            1.25%            1.23%            1.21%            1.25%            1.06%
  Ratio of net income/(loss) to
    average net assets                    0.19%            0.60%            1.02%            1.52%            1.78%
  Ratio of net investment
    income/(loss) to average net          0.09%            0.52%            0.97%            1.38%            1.73%
    assets without fee waivers
  Portfolio turnover rate(1)             73.39%           48.50%           43.47%           65.11%           61.72%
                                      --------         --------         --------         --------         --------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $48,287,791 and $55,786,517, respectively.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.



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



Financial Highlights

WESTCORE MID-CAP OPPORTUNITY FUND

FOR THE YEAR ENDED MAY 31,*             1999
                                      --------
Net asset value
  beginning of the period             $  10.00
                                      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)           (0.01)
  Net realized and unrealized
    gain/(loss)                           1.06
                                      --------
Total income/(loss) from
  investment operations                   1.05
                                      --------
DISTRIBUTIONS

Dividends from net investment
  income                                  0.00
Distributions from net realized
  gain on investments                     0.00
                                      --------
Total distributions                       0.00
                                      --------
Net asset value, end of period        $  11.05
Total return                             10.50%
                                      --------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                            $  2,585
  Ratio of expenses to average
net assets                                1.25%**
  Ratio of expenses to average
 net assets without fee waivers           5.33%**
  Ratio of net income/(loss) to
    average net assets                   (0.11%)**
  Ratio of net investment
    income/(loss) to average net         (4.19%)**
    assets without fee waivers
  Portfolio turnover rate(1)             71.65%
                                      --------


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $4,245,771 and $1,737,775 respectively.

* For the period October 1, 1998 (inception of offering) to May 28, 1999.

** Annualized.



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



Financial Highlights

WESTCORE SMALL-CAP OPPORTUNITY FUND


FOR THE YEAR ENDED MAY 31,*                 1999           1998           1997          1996            1995
                                         ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                $    26.71     $    23.87     $    21.35     $    15.95     $    14.97
                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                 0.08           0.01           0.03           0.04           0.09
  Net realized and unrealized
    gain/(loss) on investments                (5.35)          6.83           3.37           5.86           1.11
                                         ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                       (5.27)          6.84           3.40           5.90           1.20
                                         ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
Dividends from net investment
  income                                      (0.05)         (0.03)         (0.02)         (0.06)         (0.10)
Distributions from net realized
  gain on investments                         (1.21)         (3.97)         (0.86)         (0.44)         (0.12)
                                         ----------     ----------     ----------     ----------     ----------
Total distributions                           (1.26)         (4.00)         (0.88)         (0.50)         (0.22)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period           $    20.18     $    26.71     $    23.87     $    21.35     $    15.95
Total return                                 (19.72%)        30.40%         16.28%         37.49%          8.15%
                                         ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                               $   88,635     $   61,069     $   35,962     $   23,951     $    9,703
  Ratio of expenses to average
net assets                                     1.30%          1.30%          1.30%          1.30%          1.27%
  Ratio of expenses to average
net assets without fee waivers                 1.63%          1.66%          1.69%          2.20%          2.77%
  Ratio of net income/(loss) to
    average net assets                         0.37%          0.03%          0.11%          0.24%          0.61%
  Ratio of net investment
    income/(loss) to average net               0.04%         (0.33%)        (0.28%)        (0.67%)        (0.89%)
    assets without fee waivers
  Portfolio turnover rate(1)                  82.47%         78.48%         77.73%         47.83%         59.17%
                                         ----------     ----------     ----------     ----------     ----------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $107,762,418 and $65,207,999, respectively.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

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

Financial Highlights

WESTCORE LONG-TERM BOND FUND


FOR THE YEAR ENDED MAY 31,*                 1999           1998            1997          1996           1995
                                         ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                $    10.36     $     9.67     $     9.59     $     9.87     $     9.22
                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                 0.57           0.60           0.62           0.61           0.59
  Net realized and unrealized
    gain/(loss) on investments                (0.43)          0.96           0.26          (0.27)          0.66
                                         ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                        0.14           1.56           0.88           0.34           1.25
                                         ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
Dividends from net investment
  income                                      (0.57)         (0.60)         (0.63)         (0.62)         (0.60)
Distributions from net realized
  gain on investments                         (0.06)         (0.27)         (0.17)          0.00           0.00
                                         ----------     ----------     ----------     ----------     ----------
Total distributions                           (0.63)         (0.87)         (0.80)         (0.62)         (0.60)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period           $     9.87     $    10.36     $     9.67     $     9.59     $     9.87
Total return                                   1.21%         16.63%          9.40%          3.41%         14.37%
                                         ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                               $   21,789     $   18,466     $   20,160     $   25,070     $   33,440
  Ratio of expenses to average
net assets                                     0.95%          0.95%          0.95%          0.90%          0.94%
  Ratio of expenses to average
net assets without fee waivers                 1.22%          1.23%          1.15%          1.07%          0.99%
  Ratio of net income/(loss) to
    average net assets                         5.47%          5.87%          6.37%          6.07%          6.54%
  Ratio of net investment
    income/(loss) to average net               5.21%          5.58%          6.18%          5.90%          6.49%
    assets without fee waivers
  Portfolio turnover rate(1)                  15.97%         11.05%         27.76%         33.10%         25.09%
                                         ----------     ----------     ----------     ----------     ----------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $7,158,147 and $3,218,902, respectively.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.


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
Financial Highlights

WESTCORE INTERMEDIATE-TERM BOND FUND


FOR THE YEAR ENDED MAY 31,*                 1999           1998           1997           1996           1995
                                         ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                $    10.51     $    10.23     $    10.10     $    10.27     $    10.02
                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                 0.61           0.61           0.60           0.60           0.58
  Net realized and unrealized
    gain/(loss) on investments                (0.24)          0.28           0.13          (0.17)          0.27
                                         ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                        0.37           0.89           0.73           0.43           0.85
                                         ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
Dividends from net investment
  income                                      (0.61)         (0.61)         (0.60)         (0.60)         (0.60)
Distributions from net realized
  gain on investments                          0.00           0.00           0.00           0.00           0.00
                                         ----------     ----------     ----------     ----------     ----------
Total distributions                           (0.61)         (0.61)         (0.60)         (0.60)         (0.60)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period           $    10.27     $    10.51     $    10.23     $    10.10     $    10.27
Total return                                   3.54%          8.88%          7.43%          4.26%          8.93%
                                         ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                               $   41,155     $   50,159     $   63,169     $   83,039     $   97,619
  Ratio of expenses to average
net assets                                     0.85%          0.85%          0.85%          0.81%          0.77%
  Ratio of expenses to average
net assets without fee waivers                 1.01%          0.98%          0.97%          0.92%          0.80%
  Ratio of net income/(loss) to
    average net assets                         5.72%          5.77%          5.81%          5.78%          5.86%
  Ratio of net investment
    income/(loss) to average net               5.57%          5.65%          5.68%          5.67%          5.83%
    assets without fee waivers
  Portfolio turnover rate(1)                  24.68%         23.45%         27.47%         71.97%         60.86%
                                         ----------     ----------     ----------     ----------     ----------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $10,907,758 and $19,558,326, respectively.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.


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
Financial Highlights

WESTCORE COLORADO TAX-EXEMPT FUND

FOR THE YEAR ENDED MAY 31,*                 1999           1998           1997           1996            1995
                                         ----------     ----------     ----------     ----------     ----------
Net asset value
    beginning of the period              $    11.06     $    10.78     $    10.61     $    10.70     $    10.52
                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                 0.47           0.50           0.50           0.52           0.52
  Net realized and unrealized
    gain/(loss) on investments                (0.05)          0.28           0.17          (0.10)          0.20
                                         ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                        0.42           0.78           0.67           0.42           0.72
                                         ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
Dividends from net investment
  income                                      (0.47)         (0.50)         (0.50)         (0.51)         (0.54)
Distributions from net realized
  gain on investments                          0.00           0.00           0.00           0.00           0.00
                                         ----------     ----------     ----------     ----------     ----------
Total distributions                           (0.47)         (0.50)         (0.50)         (0.51)         (0.54)
                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of period           $    11.01     $    11.06     $    10.78     $    10.61     $    10.70
Total return                                   3.80%          7.32%          6.46%          3.97%          7.16%
                                         ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                               $   45,506     $   31,501     $   21,348     $   13,992     $   10,792
  Ratio of expenses to average
net assets                                     0.53%          0.50%          0.50%          0.44%          0.42%
  Ratio of expenses to average
net assets without fee waivers                 1.09%          1.17%          1.21%          1.43%          1.62%
  Ratio of net income/(loss) to
    average net assets                         4.21%          4.54%          4.73%          4.87%          5.03%
  Ratio of net investment
    income/(loss) to average net               3.65%          3.87%          4.02%          3.88%          3.83%
    assets without fee waivers
  Portfolio turnover rate(1)                  12.12%         24.94%         30.78%         10.23%          3.15%
                                         ----------     ----------     ----------     ----------     ----------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999, were $19,692,877 and $4,530,137, respectively.

*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

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



Appendix

APPENDIX I

PRIOR PERFORMANCE OF INVESTMENT ADVISER FOR GROWTH AND INCOME FUND

         On January 1, 1996, the name of Westcore's "Equity Income Fund" was changed to "Growth and Income Fund." The name change reflected a change to a growth and income investment objective and changes to investment policies of the Fund. This section provides performance information for the Investment Adviser's growth and income-investing composite.

         The table on page A-3 includes historical performance data of the Investment Adviser for the only actual discretionary accounts managed by the Investment Adviser during the periods indicated that had investment objectives, policies, strategies and risks substantially similar to those of the Westcore Growth and Income Fund. For the periods prior to October 1, 1995, the performance reflects that of a non-fee paying commingled account. For the period from October 1, 1995, through June 30, 1997, performance reflects that of the Growth and Income Fund. Subsequent to June 30, 1997, the performance also includes that of separately managed account(s) advised by the Investment Adviser. The Investment Adviser's Growth and Income performance has been restated to reflect certain expenses, as set forth in footnote 2 to the table.

         The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Westcore Growth and Income Fund. Investors should not consider this performance data as an indication of future performance of the Westcore Growth and Income Fund or of the Investment Adviser. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of custodial fees, if any, and brokerage commissions and execution costs paid by the account, without provision for federal or state income taxes. The performance presentation is not audited.


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



Appendix

The commingled account and separately managed accounts whose performance is reflected on the following page was not subject to the same types of expenses to which the Westcore Growth and Income Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Westcore Growth and Income Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the commingled account and separately managed accounts could have been adversely affected if the accounts had been regulated as an investment company under the federal securities laws.

The Investment Adviser's advisory fee schedule for growth and income investing is .65% of assets. Additional information concerning fees charged for investment services offered by the Investment Adviser is contained in Part II of the Investment Adviser's Form ADV, which is on file with the Securities and Exchange Commission and is available upon request.



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
  Appendix

INVESTMENT ADVISER'S GROWTH AND INCOME PERFORMANCE


                           Westcore Growth and                                Assets Included in
                               Income Fund         Investment Adviser's      Adviser's Growth and
                            (formerly Westcore       Growth and Income      Income Performance(1)      Standard & Poor's 500
         Year(1)          Equity Income Fund)(2)      Performance(2)            ($ thousands)                Index(3)
------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1989                                26.36%                   25.53%             $49,554                         31.61%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1990                                (2.80)%                  (3.67)%            $42,455                         (3.05)%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1991                                31.21%                   42.51%             $58,368                         30.46%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1992                                 4.96%                   12.09%             $63,106                          7.63%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1993                                11.33%                   16.55%             $72,620                         10.08%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1994                                (8.39%)                  (4.29)%            $69,021                          1.32%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1995                                22.45%                   29.53%             $25,125                         37.58%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1996                                23.25%                   22.85%             $20,294                         26.00%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1997                                27.25%                   27.84%             $41,203                         33.36%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1998                                 6.63%                    8.74%             $42,000                         28.58%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
1999                                11.99%                   10.28%             $47,097                         12.38%
------------------------- ------------------------ ----------------------- -------------------------- -------------------------

------------------------- ------------------------ ----------------------- -------------------------- -------------------------
Compounded Annual Return
For 5 Years Ended
June 30, 1999                          17.37%                   20.00%                  --                         27.85%

---------------------------- ------------------------ ----------------------- -------------------------- -------------------------

---------------------------- ------------------------ ----------------------- -------------------------- -------------------------
Compounded Annual Return
For 10 Years Ended
June 30, 1999                          13.18%                   16.42%                  --                       18.77%
---------------------------- ------------------------ ----------------------- -------------------------- -------------------------

(1) All periods are ended December 31 (and assets are provided at that date) except 1999 figures are for period ended (and assets at) June 30, 1999, and are not annualized.

(2) Annual total return is presented for each year ended December 31 except for period ended June 30, 1999, and compounded annual return is presented for each period, net of expenses. The performance of the Westcore Growth and Income Fund reflects voluntary fee waivers and/or expense reimbursements by the adviser and administrators of the Westcore Growth and Income Fund. These waivers and/or reimbursements may be modified or terminated. The Investment Adviser's Growth and Income performance has been restated so that each year's expenses reflect total expenses (before waivers) that were applicable to the Westcore Growth and Income Fund for the fiscal year ended immediately following that year.

(3) Annual total return is presented for each year ended December 31 except for period ended June 30, 1999, and compounded annual return is presented for each period. The S&P 500 Index is an unmanaged Index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses or investing.


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




Appendix

APPENDIX II

BOND RATING CATEGORIES

MOODY'S INVESTORS SERVICE, INC.

BOND RATING                         EXPLANATION
-----------                         -----------

Aaa               Highest quality, smallest degree of investment risk.

Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

A Upper medium-grade obligations; some favorable investment attributes.

Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal payments appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. Some speculative characteristics.

Ba More uncertain, with speculative elements. Questionable protection of interest and principal payments.

B Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca                Speculative in a high degree; may be in default.

C Lowest-rated; extremely poor prospects of ever attaining investment standing; may be in default.

Con Bonds for which the security depends upon completion of some act; rated conditionally.

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
Appendix

STANDARD & POOR'S RATINGS GROUP, DIVISION OF MCGRAW HILL

BOND RATING                         EXPLANATION
-----------                         -----------

AAA Highest rating; extremely strong capacity to pay interest and repay principal.

AA High quality; very strong capacity to pay interest and repay principal.

A Strong capacity to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB               Adequate capacity to pay interest and repay principal;
                  normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal than for higher rated bonds.

BB, B,            Predominantly speculative with respect to the issuer's
CCC,              capacity to meet required interest and principal payments.
CC, C             BB - lowest degree of speculation, C - highest degree of
                  speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D                 In default.


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




[BACK COVER]

WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

                  WRITE TO:         Westcore Funds
                  370 17th Street
                  Suite 3100
                  Denver, CO  80202

BY PHONE:         1-800-392-CORE (2673)

E-MAIL:  www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-3373
Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.

WC110
512566